UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-09376	20-1167761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2528 S 27th Ave Broadview, IL	60155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01 Other Events.

2025 Annual Meeting of Stockholders

Innovative Food Holdings, Inc. (the “Company”) plans to hold its 2025 Annual Meeting of Stockholders on May 28, 2025 (the “2025 Annual Meeting”) at 114 West 40th Street, New York, NY 10018, at 10:00 a.m. Eastern Time. Stockholders of record at the close of business on May 1, 2025, will be entitled to vote at the 2025 Annual Meeting.

Additional Information and Where to Find It

On May 5, 2025, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement with respect to the 2025 Annual Meeting, as supplemented by a proxy statement supplement filed on May 8, 2025 (collectively, the “Proxy Statement”), and it has commenced mailing of the Proxy Statement and a proxy card, along with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 20, 2025 (the “2024 Annual Report”), to each stockholder of record entitled to vote at the 2025 Annual Meeting. THE COMPANY STRONGLY URGES ITS STOCKHOLDERS TO READ THE PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Free copies of the documents filed with the SEC by the Company may also be obtained on the Company’s website at https://www.ivfh.com/, or by mailing a request to the Company at 2528 S 27th Ave, Broadview, IL 60155, Attention: Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the matters to be considered at the 2025 Annual Meeting. Information about the Company’s directors and executive officers is available in the Company’s filings with the SEC, including its 2024 Annual Report. Additional information regarding the interests of the directors and executive officers is set forth in the Proxy Statement. Free copies of these documents may be obtained as described in the preceding paragraph.

On May 13, 2025, the Company issued a press release announcing the 2025 Annual Meeting, which includes a letter to stockholders from the Company’s Chief Executive Officer, Robert W. (Bill) Bennett, that accompanied the Proxy Statement, which was mailed to the Company’s stockholders in connection with the 2025 Annual Meeting.

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 8.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated May 13, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: May 13, 2025
	By:	/s/ Robert W. (Bill) Bennett
Robert W. (Bill) Bennett
Chief Executive Officer

2